                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


          THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 27, 1996, by and among BUSH INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the Lenders party to the Credit Agreement described below, the Issuing Bank referred to in the Credit Agreement described below and MELLON BANK, N.A., a national banking association, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS:

          A. The Borrower, the Lenders, the Issuing Bank and the Agent are parties to that certain Credit Agreement dated as of July 26, 1995 (as amended pursuant to that certain First Amendment to Credit Agreement dated as of September 1, 1996 and that certain Second Amendment to Credit Agreement dated as of January 1, 1996, the "Credit Agreement").

          B. The Chase Manhattan Bank, a Lender under the Credit Agreement, and Chemical Bank, a Lender under the Credit Agreement, have completed a merger transaction. The surviving entity, The Chase Manhattan Bank, has ratified and affirmed its obligations under, and remains a party to, the Credit Agreement, both individually, and as successor to Chemical Bank and The Chase Manhattan Bank, N.A.

          C. The parties desire to make certain further amendments to the Credit Agreement.

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

          Section 1.  Certain Definitions.  In addition to words and terms
          ---------   -------------------
defined elsewhere in this Amendment, capitalized terms used in this Amendment and not otherwise defined herein have the meaning set forth in the Credit Agreement.

          Section 2.  Amendments to Credit Agreement.  The Credit Agreement is
          ---------   ------------------------------
hereby amended in the following respects:

          (a)  Section 1.01 Definitions.  Section 1.01 of the Credit Agreement
               ------------------------
is hereby amended by adding the following definitions in the appropriate alphabetical order:

               "Bush PA Loans" shall have the meaning set forth in Section 7.05(i) hereof.

               "Bush PA Note" shall have the meaning set forth in Section 7.05(i) hereof.

               "DOC" shall mean the Department of Commerce of the Commonwealth of Pennsylvania.

               "DOCED" shall mean the Department of Community and Economic Development of the Commonwealth of Pennsylvania.

               "EIDCO" shall mean EIDCO, Inc., a Pennsylvania corporation.

               "Erie Project" shall mean the approximately 1 million square foot facility being constructed by Bush PA and located at 2455 Robison Road, Erie, Pennsylvania.

               "Erie Project Financing" shall mean the up to $12,000,000 in loans obtained, directly or indirectly, by Bush PA from PIDA, DOC, DOCED, and/or MELF, including without limitation certain Sunny Day Loans, and used in connection with the construction of, and/or purchase of equipment for, the Erie Project.

               "MELF" shall mean Machinery and Equipment Loan Fund.

               "PIDA" shall mean the Pennsylvania Industrial Development Authority.

               "Significant Assets" shall mean all accounts receivable, inventory, plant, property and equipment of Bush PA.

               "Sunny Day Loan" shall mean any loan or other extension of credit the proceeds of which are derived from a loan fund established by the Commonwealth of Pennsylvania and administered by the DOCED or such other agency or instrumentality of the Commonwealth of Pennsylvania.

               "Trade-Related Accounts Payables" shall mean all Indebtedness of Bush PA incurred by Bush PA in conducting its business, and owing to a third-party trade creditor, in the ordinary course.

          (b)  Section 2.01(a).  Section 2.01(a) is hereby amended by deleting
               ---------------
"$75,000,000" in the last sentence and inserting "$85,000,000" in its place, such that the last sentence of Section 2.01(a) reads in its entirety as follows:

               "The sum of the Revolving Credit Committed Amounts of the Lenders shall not exceed $85,000,000 at any time."

          (c)  Section 2.02.  Section 2.02 is hereby amended by deleting
               ------------
"0.8333333333333" in the first sentence and inserting "0.8529411764706" in its place, such that the first sentence of Section 2.02 reads in its entirety as follows:

               "The Borrower shall pay to the Agent for the account of each Lender a commitment fee (the "Revolving Credit Commitment Fee") equal to 0.125% per annum (based on a year of 360 days and actual days elapsed), for each day from and including the date hereof to but not including the Revolving Credit Maturity Date, on the amount (not less than zero) equal to (a) 0.8529411764706 times
                                                                       -----
               such Lender's Revolving Credit Committed Amount on each
              such day minus (b) the sum of (i) the aggregate principal amount
                       -----
              of such Lender's Revolving Credit Loans outstanding on each such day plus (ii) such Lender's Pro Rata share of the aggregate Letter
                  ----
              of Credit Exposure on each such day."

          (d) New Section 7.01(d).  Section 7.01 is hereby amended by adding a
              -------------------
new subsection (d) after Section 7.01(c), which Section 7.01(d) reads in its entirety as follows:

              "(d)  Percentage of Trade-Related Account Payables.  The aggregate
                    --------------------------------------------
              Trade-Related Account Payables of Bush PA at any time outstanding shall not exceed at any time fifteen percent (15%) of the aggregate value of the Significant Assets of Bush PA."

          (e) Section 7.02(e).  Section 7.02(e) is hereby amended to read in its
              ---------------
entirety as follows:

              "(e) Liens on property of the Borrower or Bush PA to secure Indebtedness of the Borrower or Bush PA permitted by Section 7.03(g) or Section 7.03(l) hereof; provided, that such liens are
                                                 --------
              confined solely to the property purchased or financed by such Indebtedness, improvements thereto and proceeds thereof."

          (f) Section 7.03(g).  Section 7.03(g) is hereby amended to read in its
              ---------------
entirety as follows:

              "(g) Indebtedness for borrowed money incurred by the Borrower or Bush PA from time to time and payable to a Governmental Authority (other than the Erie Project Financing); provided, (i) that such
                                                       --------
              Indebtedness enables the Borrower or Bush PA to obtain or utilize favorable tax treatment or bears interest at a rate that is less than interest rates generally available at such time in the commercial market for comparable Indebtedness, and (ii) such Indebtedness is on terms and conditions (other than applicable interest rates) no more favorable to the holders thereof than are applicable to the Lenders with respect to Indebtedness hereunder."

          (g) Section 7.03(j).  Section 7.03(j) is hereby amended by deleting
              ---------------
the word "and" after the semi-colon at the end of Section 7.03(j).

          (h) Section 7.03(k).  Section 7.03(k) is hereby amended by deleting
              ---------------
the period at the end of Section 7.03(k) and adding a semi-colon followed by the word "and" in its place at the end of Section 7.03(k).

          (i) New Section 7.03(l).  Section 7.03 is hereby
              -------------------
amended by adding a new subsection (l) after Section 7.03(k), which Section 7.03(l) reads in its entirety as follows:

              "(l) Indebtedness for borrowed money incurred, directly or indirectly, by the Borrower or Bush PA constituting the Erie Project Financing; provided, that the total amount of such
                                 --------
              Indebtedness shall not at any time exceed $12,000,000."

          (j) Section 7.04(f).  Section 7.04(f) is hereby amended by deleting
              ---------------
the period at the end of Section 7.04(f) and adding a semi-colon in its place at the end of Section 7.04(f).

          (k) New Sections 7.04(g), (h) and (i).  Section 7.04 is hereby amended
              ---------------------------------
by adding new subsections (g) and (h) and redesignating prior subsection (g) as new subsection (i), such that new subsections (g), (h) and (i) read in their entirety as follows:

              "(g) Guaranty Equivalents from time to time entered into by the Borrower, provided that (i) in each case the Deemed Obligor is Bush PA, (ii) in each case the Guaranty Equivalents are executed in favor of the Commonwealth of Pennsylvania, or any duly authorized political subdivision, agency, authority, bureau, commission, department, or other instrumentality of the State of Pennsylvania, and (iii) in each case the Assured Obligations of Bush PA constitute liabilities for worker's compensation claims;

              (h) Guaranty Equivalents from time to time entered into by Borrower guaranteeing the obligations of Bush PA under the Erie Project Financing; and

              (i) Other Guaranty Equivalents from time to time entered into by the Borrower, provided that the maximum aggregate potential obligation of Borrower under Guaranty Equivalents described in this Section 7.04(i) shall not at any time exceed $2,000,000."

          (l) Section 7.05(h).  Section 7.05(h) is hereby amended by deleting
              ---------------
the period at the end of Section 7.05(h) and replacing it with a semi-colon."

          (m) Section 7.05(i).  Section 7.05(i) is hereby amended to read in its
              ---------------
entirety as follows:

              "(i) Loans from the Borrower to Bush PA ("Bush PA Loans"), provided that (i) the Bush PA Loans shall be evidenced by a single demand note (the "Bush PA Note"), and (ii) the Bush PA Note shall be assigned by the Borrower to the Agent for the benefit of the Lenders; and"

          (n) New Section 7.05(j).  Section 7.05 is hereby amended by adding new
              -------------------
subsection (j) after Section 7.05(i), which Section 7.05(j) reads in its entirety as follows:

              "(j) Loans from the Borrower to its Subsidiaries set forth in
              Schedule 7.05(j) attached hereto and made a part hereof, such Subsidiaries being Subsidiaries of Borrower that are not Significant Subsidiaries of Borrower as of August 24, 1996, provided that the aggregate amount of all such Loans at any time outstanding shall not exceed $15,000,000, and provided further that no such Loans shall be permitted to be made to any such Subsidiary under this Section 7.05(j) after such Subsidiary becomes a Significant Subsidiary of Borrower."

          (o) Section 7.07.  Section 7.07 is hereby amended by adding the
              ------------
following at the end of Section 7.07:

              "Notwithstanding the foregoing, Bush PA shall be permitted to enter into a sale-leaseback transaction in which it may deed the Erie Project to EIDCO and enter into a lease-purchase or similar agreement with EIDCO to lease back such property; provided, that
                                                                --------
              (i) Bush PA's rent obligations to EIDCO are fair and reasonable; and (ii) the rent payments are remitted by Bush PA (or Borrower) or EIDCO to cover debt service on the Erie Project Financing."

          (p)  New Section 7.08(d).  Section 7.08 is hereby amended by adding a
               -------------------
new subsection (d) which reads in its entirety as follows:

              "(d) Lease-purchase or similar agreements for the leasing of the Erie Project by Bush PA in connection with the transactions authorized in Section 7.07 hereof; provided, that (i) Bush PA is
                                                 --------
              the lessee, (ii) EIDCO is the lessor, (iii) the leased property is the Erie Project, (iv) Bush PA's rent obligations to EIDCO under such lease or similar agreement are fair and reasonable, and (v) such lease or similar agreement provides that EIDCO will deed all of the property back to Bush PA upon the satisfaction of all mortgages or other agreements securing the Erie Project Financing."

          (q) Section 7.09(b).  Section 7.09(b) is hereby amended to read in its
              ---------------
entirety as follows:

              "(b) The Borrower may (w) acquire all or substantially all of the properties or assets of any going concern or going line of business, (x) acquire all or substantially all of the properties or assets of any other Person, (y) acquire all or substantially all of the capital stock or other equity interests in or of any other Person, and (z) agree, become or remain liable (contingently or otherwise) to do any of the foregoing

              (collectively, "Acquisitions") provided that (i) no Event of Default or Potential Default shall occur and be continuing or shall exist at such time or after giving effect to such transaction, (ii) the business or properties so acquired shall be within the Borrower's line of business or a related line of business or shall use production or manufacturing technology used in the Borrower's line of business, and (iii) as of the end of each Fiscal Year of the Borrower, the aggregate consideration (determined in accordance with GAAP) paid by the Borrower in connection with all Acquisitions shall not exceed: (A) during Fiscal Year 1995 (inclusive of Acquisitions made in Fiscal Year 1995 prior to the date hereof), and amount equal to (1) $27,500,000 minus (2) the aggregate amount of all Capital
                          -----
              Expenditures made by the Borrower during such Fiscal Year to the extent permitted by Section 7.13 hereof; (B) during Fiscal Year 1996, an amount equal to (1) $45,000,000 minus (2) the aggregate
                                                       -----
              amount of all Capital Expenditures made by the Borrower during such Fiscal Year to the extent permitted by Section 7.13 hereof; and (C) for each Fiscal Year thereafter, an amount equal to (1) $20,000,000 minus (2) the aggregate amount of all Capital
                          -----
              Expenditures made by the Borrower during such Fiscal Year to the extent permitted by Section 7.13 hereof; provided, that the amount
                                                       --------
              set forth in clause (C) above shall be increased for Fiscal Year 1997 by the amount (not to exceed $20,000,000), if any, by which the aggregate amount of (x) Capital Expenditures of the Borrower and its consolidated Subsidiaries during Fiscal Year 1996 plus (y)
                                                                        ----
              the aggregate amount of all consideration (determined in accordance with GAAP) paid by the Borrower during Fiscal Year 1996 in connection with the Acquisitions is less than $45,000,000 (in the case of Acquisitions made during Fiscal Year 1996); provided
                                                                      --------
              further, that the amount set forth in clause (C) above shall be
              -------
              increased for each Fiscal Year commencing with Fiscal Year 1998 by the amount (not to exceed $15,000,000), if any, by which the aggregate amount of (x) Capital Expenditures of the Borrower and its consolidated Subsidiaries during the immediately proceeding Fiscal Year plus (y) the aggregate amount of all consideration
                          ----
              (determined in accordance with GAAP) paid by the Borrower during the immediately preceding Fiscal Year in connection with the Acquisitions is less than $20,000,000."

          (r) Section 7.09(e).  Section 7.09(e) is hereby amended by deleting
              ---------------
"95%" in the first sentence and inserting "85%", such that the first sentence of
Section 7.09(e) reads in its entirety as follows:

              "The Borrower may enter into a transaction to purchase 464,095 shares of ColorWorks stock (out of a total of 691,595 shares) for $11.6534 per share or $5,408,295.00, with approximately 85% of the purchase price of $5,408,295.00 to be paid with treasury shares of Borrower and the remaining percentage of the purchase price to be paid in cash, on substantially the other terms set forth in the letter of intent dated November 30, 1995 among the Borrower and the persons named therein, provided that no Event of Default or Potential Default shall occur and be continuing or shall exist at such time or after giving effect to such transaction. The transactions permitted by this Section 7.09(e) shall not be deemed to be an Acquisition for purposes of Sections 7.09(b) and 7.13 hereof. The Borrower may enter into a transaction to purchase the remaining outstanding shares of ColorWorks stock for a total purchase price (together with the value of all other consideration given) not to exceed $4,000,000; provided, that no Event of Default or Potential
                          --------
              Default shall occur and be continuing or shall exist at such time or after giving effect to such transaction."

          (s) Section 7.13(a).  Section 7.13(a) is hereby amended to read in its
              ---------------
entirety as follows:

              "(a) The Borrower shall not, and shall not permit any Subsidiary to, make any Capital Expenditures on or after the date hereof, except for Capital Expenditures such that as of the end of each Fiscal Year of the Borrower, Capitalized Expenditures of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, for such Fiscal Year, shall not exceed the following amounts: (a) during Fiscal Year 1995 (inclusive of Capital Expenditures made in Fiscal year 1995 prior to the date hereof), an amount equal to (i) $27,500,000 minus (ii) the
                                                          -----
              aggregate amount of all consideration (determined in accordance with GAAP) paid by the Borrower during such Fiscal Year in connection with Acquisitions permitted by Section 7.09(b) hereof;
              (b) during Fiscal Year 1996, an amount equal to (i) $45,000,000 minus (ii) the aggregate amount of all consideration (determined
              -----
              in accordance with GAAP) paid by the Borrower during such Fiscal Year in connection with Acquisitions permitted by Section 7.09(b) hereof; and (c) for each Fiscal Year thereafter, an amount equal to (i) $20,000,000 minus (ii) the aggregate amount of all
                                 -----
              consideration (determined in accordance with GAAP) paid by the Borrower during such Fiscal Year in connection with Acquisitions permitted by Section 7.09(b) hereof; provided, that the amount set
                                                   --------
              forth in clause (c) above shall be increased for

              Fiscal Year 1997 by the amount (not to exceed $20,000,000), if any, by which the aggregate amount of (x) Capital Expenditures of the Borrower and its consolidated Subsidiaries during Fiscal Year 1996 plus (y) the aggregate amount of all consideration
                   ----
              (determined in accordance with GAAP) paid by the Borrower during Fiscal Year 1996 in connection with the Acquisitions is less than $45,000,000 (in the case of Acquisitions made during Fiscal Year
              1996); provided further, that the amount set forth in clause (c)
                     ----------------
              above shall be increased for each Fiscal Year commencing with Fiscal Year 1998 by the amount (not to exceed $15,000,000 in any Fiscal Year), if any, by which the aggregate amount of (x) Capital Expenditures of the Borrower and its consolidated Subsidiaries during the immediately preceding Fiscal Year plus (y) the
                                                           ----
              aggregate amount of all consideration (determined in accordance with GAAP) paid by the Borrower during the immediately preceding Fiscal Year in connection with the Acquisitions is less than $20,000,000."

          (t) Section 7.13 (b).  Section 7.13(b) is hereby amended to read in
              ----------------
its entirety as follows:

              "(b) ColorWorks shall not make any Capital Expenditures, except for Capital Expenditures such that as of the end of each Fiscal Year of ColorWorks, Capital Expenditures of ColorWorks for such Fiscal Year shall not exceed the following amounts: (i) during Fiscal Year 1996, an amount equal to $3,000,000; (ii) for each Fiscal Year thereafter, an amount equal to $2,000,000; provided,
                                                                     --------
              that the amount set forth in clause (ii) above shall be increased for Fiscal Year 1997 by the amount, if any, by which the aggregate amount of Capital Expenditures of ColorWorks for Fiscal Year 1996 is less than $3,000,000. Capital Expenditures of ColorWorks permitted by this Section 7.13(b) shall not be included for purposes of Section 7.13(a)."

          (u) Signature Pages.  The Signature Pages are hereby amended by
              ---------------
deleting the amounts and percentages designated for the Committed Amount and Commitment Percentage, respectively, for each Lender and inserting the amounts and percentages set forth in the following table as the Committed Amount and Commitment Percentage, respectively, for each Lender:

Lender                    Committed Amount          Commitment Percentage
------                    ----------------          ----------------------
MELLON BANK                    $40,000,000                 47.05882352941%
N.A., as Agent

BRANCH BANKING                 $10,000,000                 11.76470588235%
AND TRUST
COMPANY

THE CHASE                      $35,000,000                 41.17647058824%
MANHATTAN

BANK
(individually,
and as
successor to
Chemical Bank and
The Chase Manhattan
Bank, N.A.)

          Section 3.  Representations and Warranties of the Borrower.  The
          ---------   ----------------------------------------------
Borrower hereby represents and warrants to the Agent and each Lender as follows:

               (a)  Power and Authorization.  The Borrower has
                    -----------------------
          full power and authority to execute, deliver, and perform its obligations under and take all actions contemplated to be performed by it under, this Amendment and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

               (b) Execution and Binding Effect. This Amendment has been duly
                   ----------------------------
          and validly executed and delivered by the Borrower. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

               (c)  Absence of Events of Default.  No event has occurred and is
                    ----------------------------
          continuing and no condition exists which constitutes an Event of Default or Potential Default.

               (d)  Representations and Warranties Being True and Correct.  The
                    -----------------------------------------------------
          representations and warranties contained in Article IV of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that any such representation or warranty (including any Schedule referred to therein) relates solely and specifically to a prior date and except to the extent that any such representation and warranty (including any Schedule referred to therein) is not true and correct in any material respect solely and specifically as a result of activities or actions expressly permitted to be taken by the Borrower or any of its Subsidiaries pursuant to
          Article VII of the Credit Agreement.

          Section 4.  Conditions to Effectiveness of Amendment. This Amendment,
          ---------   ----------------------------------------
and the rights and obligations created herein, are subject to the satisfaction, immediately prior to or concurrently with the execution of this Amendment, of the following conditions precedent:

              (a)  Corporate Action.  The Agent shall have received, with a
                   ----------------
          counterpart for each Lender, certificates by the Secretary or Assistant Secretary of the Borrower dated as of the date of this Amendment as to (i) true copies of all corporate action taken by the Borrower relative to this Amendment and any other Loan Documents executed in connection with this Amendment, and (ii) the incumbency and signature of the officers of the Borrower executing this Amendment and such other Loan Documents, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary.

              (b) Officers' Certificates. The Agent shall have received, with a
                  ----------------------
          counterpart for each Lender, a certificate dated the date of this Amendment and signed by a Responsible Officer of the Borrower, certifying that the representations and warranties contained in this Amendment are true and correct as of the date of execution and delivery hereof.

               (c) Amendment Fee; Legal Fees. The Borrower agrees to reimburse
                   -------------------------
          the Agent for reasonable fees and expenses of its counsel, Reed Smith Shaw & McClay, incurred in connection with this Amendment, and the Agent shall have received from the Borrower reimbursement for all such reasonable fees and expenses required to be paid.

              (d) Exchange of Revolving Credit Note. Mellon shall have received
                  ---------------------------------
          a new Revolving Credit Note in the principal amount of $40,000,000 conforming to the requirements of the Credit Agreement, duly executed by the Borrower. The Chase Manhattan Bank shall have received a new Revolving Credit Note in the principal amount of $35,000,000 conforming to the requirements of the Credit Agreement, duly executed by the Borrower. Upon receipt of such new Revolving Credit Notes by Mellon and The Chase Manhattan Bank, Mellon and The Chase Manhattan Bank shall mark the prior $30,000,000, $20,000,000 and $15,000,000
          Revolving Credit Notes, respectively, previously executed by the Borrower in connection with the execution of the Credit Agreement "exchanged" and return such prior Revolving Credit Notes to the Borrower.

              (e) Assignment of ColorWorks Note. The Agent shall have received
                  -----------------------------
          an assignment of the ColorWorks Note to the Agent for the benefit of the Lenders, duly executed by the Borrower as required by Section 7.05(h) of the Credit Agreement. Such assignment shall be made pursuant to a Pledge Agreement in form and substance reasonably acceptable to the Agent and the Required Lenders.

              (f)  Assignment of Bush PA Note.  The Agent shall
                   --------------------------
          have received an assignment of the Bush PA Note to the Agent for the benefit of the Lenders, duly executed by the Borrower as required by
          Section 7.05(i) of the Credit Agreement. Such assignment shall be made pursuant to a Pledge Agreement in form and substance reasonably acceptable to the Agent and the Required Lenders.

              (g) Significant Subsidiary Guaranty. The Agent shall have received
                  -------------------------------
          a Significant Subsidiary Guaranty conforming with the requirements of the Credit Agreement, duly executed by Bush PA in favor of the Agent for the benefit of the Lenders.

              (h) Other Documents. The Agent shall have received, with copies
                  ---------------
          and executed counterparts for each Lender, executed copies of all such security agreements, pledge agreements or other agreements as the Agent or Lenders may reasonably deem necessary, all such agreements being duly executed by the Borrower.

          Section 5.  Miscellaneous.
          ---------   -------------

          (a) Except as amended hereby, the provisions of the Credit Agreement are hereby ratified and confirmed in all respects by the parties hereto and shall remain in full force and effect as between such parties.

          (b) This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with and governed by the laws of such Commonwealth, without regard to conflicts of law principles.

          (c) This Amendment may be executed in as many counterparts as may be deemed necessary and convenient and by the separate parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to constitute an original, but all such separate counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto by their officers hereunto duly authorized have executed this Amendment as of the date and year first written above.

                                      BUSH INDUSTRIES, INC.



                                      By:    /s/ Neil Frederick
                                          -----------------------
                                      Title: Treasurer


                                      MELLON BANK, N.A.,
                                      individually and as Agent


                                      By:    /s/ Mike Anselmo
                                           -----------------------
                                      Title: Vice President

                                       BRANCH BANKING AND TRUST
                                        COMPANY



                                      By:    /s/ Hoyt Almond
                                          ------------------------
                                      Title: Senior Vice President


                                      THE CHASE MANHATTAN BANK,
                                        individually and as
                                        successor
                                        to Chemical Bank and The
                                        Chase Manhattan Bank, N.A.


                                      By:    /s/ Robert McArdle
                                          -------------------------
                                      Title: Vice President

                                SCHEDULE 7.05(j)

                    Non-Significant Subsidiaries of Borrower
                    ----------------------------------------

          The following is a list of Subsidiaries of Borrower that are not Significant Subsidiaries of Borrower and the advances Borrower has made to such Subsidiaries as of August 24, 1996 for purposes of Section 7.05(j) of the Credit
Agreement:


Non-Significant Subsidiary                  Amount of Advances
--------------------------                  ------------------

Bush Industries of Ohio, Inc.               $0

Bush Management, Inc.                       $0
    (Assume charges to Bush Industries,
    Inc., from Bush Management, Inc.
    equal advances from Bush Industries,
    Inc. to Bush Management, Inc.)

Bush Service Group Inc.                     $1,503,799
ColorWorks, Inc.                            $5,616,508
Bush Technologies, Inc.                     $0
Bush Industries De Mexico, S.A. DE C.V.     $  345,592
Bush Commercial De Mexico, S.A. DE C.V.     $0
                                            ----------
    TOTAL                                   $7,465,899

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